UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2007

J. C. PENNEY COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation )	(Commission File No.)	(I.R.S. Employer Identification No.)

6501 Legacy Drive Plano, Texas	75024-3698
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(b) under the Exchange Act (17 CFR 240.13e-4(b))

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 hereto are materials which will be distributed by J. C. Penney Company, Inc. (“Company”) to attendees on the second day of the Company’s 2007 analyst meeting. The materials relate to the presentation of Robert B. Cavanaugh, Executive Vice President and Chief Financial Officer, and will be distributed at approximately 11:00 a.m., Dallas, Texas time, on Wednesday, April 18, 2007.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1	J. C. Penney Company, Inc. 2007 Analyst Meeting Materials (Day Two – Presentation of Robert B. Cavanaugh)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Robert B. Cavanaugh
Robert B. Cavanaugh Executive Vice President and Chief Financial Officer

Date: April 18, 2007

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	J. C. Penney Company, Inc. 2007 Analyst Meeting Materials (Day Two –Presentation of Robert B. Cavanaugh)